                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                             C.P. CLARE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                             C.P. CLARE CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

- --------------------------------------------------------------------------------

                                 [CPClare LOGO]

                               430 Bedford Street
                              Lexington, MA 02173

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on September 17, 1996

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of C.P. Clare Corporation (the "Company") will be held on Tuesday, September 17, 1996 at 10:00 a.m. at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts for the following purposes:

     1. To elect two Class I directors of the Company to serve until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

     2. To approve the amendment to the C.P. Clare Corporation 1995 Stock Option and Incentive Plan to increase the number of shares issuable under the plan by 1,000,000 shares; and

     3. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on July 18, 1996 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, $.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to fill in and sign the enclosed proxy card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                            By Order of the Board of Directors

                                            /s/ Jacqueline Arthur
                                            ----------------------------------
                                            Jacqueline Arthur
                                            Clerk

Lexington, Massachusetts
July 31, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                               [C.P. CLARE LOGO]

                               430 Bedford Street
                         Lexington, Massachusetts 02173

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

                    FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

                        To be held on September 17, 1996

                                                                   JULY 31, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of C.P. Clare Corporation (the "Company") for use at the 1996 Annual Meeting of Stockholders of the Company to be held on Tuesday, September 17, 1996, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of two Class I directors of the Company, to approve an amendment to the 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to increase the number of shares issuable under the Stock Option Plan by 1,000,000 shares and to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about July 31, 1996. The Board of Directors has fixed the close of business on July 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,934,893 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker "non-votes" (as defined below) will be counted in determining the presence of a quorum. The affirmative vote of the holders of a plurality of the shares of Common Stock present and represented (and entitled to vote) at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented (and entitled to vote) at a meeting at which a quorum is present is sufficient for the approval of the amendment to the Stock Option Plan. Broker "non-votes" are proxies from brokers or other nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power. Abstentions and broker non-votes will have no effect on the outcome of the election of directors and abstentions will have the effect of a vote against the amendment to the Stock Option Plan, while broker non-votes will have no effect.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED PRIOR TO SUCH TIME AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Clerk of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 1996 Annual Report, including financial statements for the fiscal year ended March 31, 1996, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five members and is divided into three classes. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class I directors will be elected to serve until the 1999 annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated Winston R. Hindle, Jr. and Clemente C. Tiampo (the "Nominees") for election as Class I directors at the Annual Meeting, each of whom is currently serving as a director of the Company. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's Bylaws. See "Other Matters -- Stockholder Proposals" for a summary of these requirements.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THEIR NOMINEES, WINSTON R. HINDLE, JR. AND CLEMENTE C. TIAMPO.

INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the two Nominees for election as Class I directors at the Annual Meeting, the continuing directors whose terms expire at the annual meetings of stockholders in 1997 and 1998 and the executive officers of the Company who are not directors, based on information furnished to the Company by such directors and executive officers. The following information is as of June
30, 1996, unless otherwise specified.

                                                                        NUMBER OF SHARES
                                                            DIRECTOR       AND UNITS         PERCENT OF
                        NAME                          AGE    SINCE     BENEFICIALLY OWNED   ALL SHARES(1)
- ----------------------------------------------------  ---   --------   ------------------   -------------
Class I Nominees for Election at 1996 Annual Meeting
  Winston R. Hindle, Jr.............................  66      1995            11,000(2)        *
  Clemente C. Tiampo................................  67      1996             1,000           *
Class II Continuing Director
(Term to Expire in 1997)
  John G. Turner....................................  56      1994           122,002(3)          1.4%
Class III Continuing Directors
(Term to Expire in 1998)
  Arthur R. Buckland................................  48      1993           299,749(4)          3.4%
  James K. Sims.....................................  49      1996             5,000           *
Executive Officers who are not Directors
  Jacqueline D. Arthur..............................  47                      48,563(5)        *
  Michael J. Ferrantino.............................  53                      11,711(6)        *
  Harsh Koppula.....................................  41                      41,155(7)        *
  Michael Mancuso...................................  43                          --           *
  Richard E. Morgan.................................  39                          --           *
Executive Officers and Directors as a Group (10 Total)..............         540,180(8)          6.0%

- ---------------
* Less than one percent

(1) As of June 30, 1996 there were 8,904,960 shares of Common Stock outstanding.

(2) Includes 10,000 shares subject to an option that is immediately exercisable.

(3) Includes 10,000 shares subject to an option that is immediately exercisable. Also includes 112,002 shares held by Late Stage Fund 1990 Limited Partnership ("Late Stage"), of which MVP Capital L.P. is investment general partner and holder of a 0.9% interest. Mr. Turner is a general partner of MVP and shares voting control over Late Stage. Shares beneficially owned by Mr. Turner include only 362 of the 112,002 shares owned by Late Stage. While Mr. Turner may be an affiliate of Late Stage, he disclaims beneficial ownership of the remainder of such shares.

(4) Includes 34,749 shares subject to options that are immediately exercisable.

(5) Includes 5,000 shares subject to options that are immediately exercisable.

(6) Includes 3,648 shares subject to options that are immediately exercisable.

(7) Includes 22,704 shares subject to options or warrants that are immediately exercisable.

(8) Includes 86,101 shares subject to options or warrants that are immediately exercisable.

  Nominees for Election as Directors

     WINSTON R. HINDLE, JR. Mr. Hindle has been a Director since July 1995. He was a Senior Vice President of Digital Equipment Corporation and a member of the Executive Committee prior to his retirement in 1994 after 32 years with the company. Mr. Hindle also serves on the Board of Directors of Keane, Inc. and MESTEK, Inc.

     CLEMENTE C. TIAMPO. Mr. Tiampo has been a Director since January 1996. He is a private investor.

  Incumbent Directors -- Term Expiring in 1997

     JOHN G. TURNER. Mr. Turner has been a Director of the Company since 1993. Mr. Turner is a General Partner of MVP Ventures, a venture capital investment firm based in Boston, Massachusetts, a position he has held since 1988.

  Incumbent Directors -- Term Expiring in 1998

     ARTHUR R. BUCKLAND. Mr. Buckland has been President, Chief Executive Officer and a Director of the Company since September 1993. He was elected Chairman of the Board in January 1996. Prior to assuming these responsibilities, he served as a consultant to the Company from July 1993 to September 1993. Mr. Buckland was President and Chief Executive Officer of Four Pi Systems, a process control capital equipment company based in San Diego, CA, from September 1992 until June 1993, and served as a consultant to that company from May 1992 to September 1992. From September 1990 until September 1991, Mr. Buckland was President of Lex Electronics, a wholly-owned subsidiary of Lex plc, a London-based automotive/distribution company, and from January 1982 until June 1990, he served as Vice President and General Manager for Schlumberger Ltd., a diversified multinational company, in multiple locations.

     JAMES K. SIMS. Mr. Sims has been a Director since March 1996. He is the President and Chief Executive Officer of Cambridge Technology Partners, a position he has held since the Company's inception in 1991. Prior to founding Cambridge Technology Partners, Mr. Sims was Chairman and Chief Executive Officer of Concurrent Computer Corporation.

  Executive Officers Who Are Not Directors

     JACQUELINE D. ARTHUR. Ms. Arthur joined the Company in September 1994 as Vice President and Chief Financial Officer. Prior to joining the Company, Ms. Arthur was Vice President and Chief Financial Officer of T Cell Sciences, Inc., a biotechnology company, a position she had held since August 1992. From December 1990 until August 1992, Ms. Arthur was Vice President, Finance of M/A Com, a defense electronics company. From July 1986 until October 1990, Ms. Arthur was Senior Vice President and Treasurer of Dennison Manufacturing, a multinational manufacturer of office products and labeling systems. Prior to that time, Ms. Arthur held a number of positions with the British Petroleum Company plc, most recently Vice President Finance, British Petroleum North America.

     MICHAEL J. FERRANTINO. Mr. Ferrantino has been Vice President and General Manager, Semiconductor Products Group, since April 1995. Prior to joining the Company, Mr. Ferrantino was President of Trontech, a subsidiary of Dynatech Corporation and a solid state, Rf and Microwave amplifier and subsystem design and manufacturing company, a position he held since February 1994. From December 1989 until he joined Trontech, Mr. Ferrantino was Vice President of Unitrode Corporation, responsible for the design, manufacturing and marketing of all products within the discrete semiconductor, data conversion and switching power supply businesses. Prior to Trontech, Mr. Ferrantino spent 25 years at M/A Com, a defense electronics company, most recently in the position of Senior Vice President and Group Executive.

     HARSH KOPPULA. Mr. Koppula is currently Vice President and General Manager of the Advanced Magnetic Products Group, a position he has held since October 1993. From January 1991 until October 1993, he held the position of Director, Strategic Marketing. Mr. Koppula joined the Company in 1988 as Director, Materials. Before joining the Company, Mr. Koppula was Director of Materials at Schlumberger Technologies, a division of Schlumberger Ltd. which manufactures and markets automatic test equipment. Prior to that Mr. Koppula was part of the corporate staff of Schlumberger Ltd. as an Internal Consultant to Global Operations.

     MICHAEL MANCUSO. Mr. Mancuso was named Vice President and General Manager, Reed Relay Products Group in August 1995. Mr. Mancuso was Vice President and General Manager, Surge Arrester Group of the Company from May 1995 to August 1995. From November 1994 until April 1995, Mr. Mancuso was Vice President and General Manager of IMAX, Inc., an international consulting firm. From January 1992 until November 1994, Mr. Mancuso was President of Coto Wabash, Inc., an electronic component design, development and manufacturing company. Mr. Mancuso was Vice President of Manufacturing for Hauppauge Manufacturing Group, Inc., a high-tech manufacturer of audio and video software, from May 1987 to January 1992.

     RICHARD MORGAN. Mr. Morgan was named Vice President of Human Resources in April 1996. From November 1994 until April 1996 Mr. Morgan served as an Executive Director with Russell Reynolds Associates, an international executive recruiting firm. Prior to that Mr. Morgan held the position of Vice President of Human Resources at The Timberland Company, an international manufacturer of footwear and casual apparel.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     The business of the Company is managed under the direction of the Company's Board of Directors. The Company's Amended and Restated Articles of Organization provide that the Company's Board of Directors shall be divided into three classes and that the members of each class of Directors will serve for staggered three-year terms. The Board consists of two Class I Directors (Messrs. Hindle and Tiampo), one Class II Director (Mr. Turner) and two Class III Directors (Messrs. Buckland and Sims), whose initial terms will expire upon the election and qualification of Directors at the annual meeting of stockholders held following the fiscal years ending March 31, 1996, 1997 and 1998, respectively. At each annual meeting of stockholders, Directors will be reelected or elected for a full term of three years to succeed those Directors whose terms are expiring.

     The Company's Board of Directors has established an Audit Committee to recommend the appointment of independent accountants to audit financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results, consider the adequacy of the internal accounting procedures and consider the effect of such procedures on the accountants' independence. The Audit Committee consists of Mr. Hindle, the Chairman, and Mr. Tiampo.

     The Company's Board of Directors has also established a Compensation Committee that reviews and recommends the compensation arrangements for all Directors and executive officers, approves such arrangements for other senior level employees and administers certain compensation and incentive plans of the Company and its subsidiaries. The Compensation Committee consists of Mr. Turner, the Chairman, and Mr. Hindle.

     Officers of the Company are elected annually at the first meeting of the Board of Directors following the annual meeting of stockholders and serve at the discretion of the Board of Directors. There are no family relationships between any officers or Directors of the Company. The Company does not maintain a nominating committee.

     During the fiscal year ended March 31, 1996, the Board of Directors held five meetings. All directors, with the exception of Mr. Hughes, who resigned as a director in June 1996, attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which they served.

COMPENSATION OF DIRECTORS

     Non-employee Directors ("Independent Directors") of the Company receive an annual fee of $10,000 and are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees. In addition, under the Stock Option Plan, each Independent Director then serving was granted a stock option to purchase 10,000 shares of Common Stock upon the effectiveness of the Company's initial public offering in June 1995 and will receive an annual stock option to purchase 5,000 shares of Common Stock. Each new Independent Director will, upon initial election to the Board of Directors, be granted a stock option to purchase 10,000 shares of the Company's Common Stock and will also receive an annual stock option grant to purchase 5,000 shares of Common Stock, beginning the year following such Director's initial election to the Board. All options granted to Independent Directors vest in full one year after they are granted and the exercise price of each stock option is the fair market value of the Common Stock on the date the option is granted. Directors who are employees of the Company are not paid any separate fees for serving as Directors.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth for the fiscal years ended March 31, 1995 and March 31, 1996, the cash and non-cash compensation awarded to the Chief Executive Officer and each of the other four most highly compensated executive officers (the "Named Executive Officers") of the Company whose compensation exceeded $100,000 during the fiscal year ended March 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                    ANNUAL                    COMPENSATION AWARDS
                                                 COMPENSATION        -------------------------------------
                                              -------------------    SECURITIES UNDERLYING     ALL OTHER
                                              SALARY     BONUS(1)           OPTIONS           COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR       $          $                  #                   $
- ------------------------------------  ----    -------    --------    ---------------------    ------------
Arthur R. Buckland..................  1996    315,000    141,750            150,000              29,438(3)
  President & Chief Executive
  Officer                             1995    275,000     37,500             24,000(2)           19,445(3)
Jacqueline D. Arthur................  1996    155,000     65,100                N/A              23,541(4)
  Vice President & Chief Financial    1995     85,863*    35,938            125,000(2)           10,580(4)
  Officer
Michael J. Ferrantino...............  1996    152,018*    77,500            120,000              29,810(5)
  Vice President & General Manager    1995        N/A        N/A                N/A                 N/A
  Semiconductor Products
Thomas M. Cunneen(6)................  1996    141,250      5,000              7,000              18,531(7)
  Vice President Field Operations     1995    125,000      9,375              6,000(2)           14,031(7)
Michael Mancuso.....................  1996    130,000     15,000             80,000              15,807(8)
  Vice President & General Manager    1995        N/A        N/A                N/A                 N/A
  Reed Relay Products

- ---------------

 * Named Executive Officer hired after the beginning of the fiscal year.

(1) Bonuses earned in fiscal 1996 were awarded to the Named Executive Officers and paid by the Company in fiscal 1997. Bonuses earned in fiscal 1995 were awarded to the Named Executive Officers and paid by the Company in fiscal 1996.

(2) Represent options earned as a portion of the Named Executive Officer's bonus compensation in fiscal 1995 and awarded as of April 26, 1995. With respect to Ms. Arthur, 120,000 shares were granted upon joining the Company on September 5, 1994.

(3) Includes insurance premiums of $18,070 and $17,031 paid by the Company, matching contributions of $1,375 and $4,607 made by the Company on behalf of Mr. Buckland under the Company's 401(k) Savings Plan for fiscal years 1995 and 1996, respectively and a car allowance of $7,800 in fiscal year 1996.

(4) Includes insurance premiums of $6,030 and $12,254 paid by the Company and a car allowance of $4,550 and $7,800 in fiscal 1995 and 1996, respectively, and a matching contribution of $3,487 made by the Company on behalf of Ms. Arthur under the Company's 401(k) Savings Plan in fiscal 1996.

(5) Includes insurance premiums of $19,331, a car allowance of $7,350 and a matching contribution of $3,129 made by the Company on behalf of Mr. Ferrantino under the Company's 401(k) Savings Plan.

(6) Mr. Cunneen resigned from the Company effective April 29, 1996.

(7) Includes insurance premiums of $3,731 and $6,848 paid by the Company, a car allowance of $7,800 and $7,800 and matching contribution of $2,500 and $3,883 made by the Company on behalf of Mr. Cunneen under the Company's 401(k) Savings Plan in fiscal years 1995 and 1996, respectively.

(8) Includes a car allowance of $6,550, insurance premiums of $5,957 and a matching contribution of $3,300 made by the Company on behalf of Mr. Mancuso under the Company's 401(k) Savings Plan.

     Option Grants in Fiscal Year 1996. The following table sets forth the options granted to the Company's Chief Executive Officer and each of the Named Executive Officers with respect to the fiscal year ended March 31, 1996.

                       OPTION GRANTS IN FISCAL YEAR 1996


                                                                                       POTENTIAL REALIZABLE
                              NUMBER OF     PERCENT OF                                VALUE AT ASSUMED ANNUAL
                                SHARES     TOTAL OPTIONS                               RATES OF STOCK PRICE
                              UNDERLYING      GRANTED                                 APPRECIATION FOR OPTION
                               OPTIONS     TO EMPLOYEES    EXERCISE OR                        TERM(1)
                               GRANTED       IN FISCAL     BASE PRICE    EXPIRATION   -----------------------
                                 (#)           YEAR         ($/SHARE)       DATE          5%          10%
                              ----------   -------------   -----------   ----------   ----------   ----------
Arthur R. Buckland..........     50,000(2)       5.7%          8.97         4/26/05   $  282,058   $  714,793
                                100,000(2)      11.4%         18.50         3/28/06    1,163,455    2,948,423
Michael J. Ferrantino.......    120,000(2)      13.6%          8.97          4/1/05      676,941    1,715,504
Thomas M. Cunneen...........      7,000(2)        .8%          8.97         4/26/05       39,488      100,071
Michael Mancuso.............     40,000(2)       4.5%          8.97          5/1/05      225,647      571,834
                                 40,000(2)       4.5%         18.50        12/18/05      465,381    1,179,369

- ---------------

(1) This column shows the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten year terms of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(2) These stock options vest in five equal annual installments commencing one year from the date of grant.

     Option Exercises and Year-End Holdings. The following table sets forth the aggregate number of options exercised in fiscal 1996 and the value of options held on March 31, 1996 by the Company's Chief Executive Officer and Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND
                       FISCAL YEAR-END 1996 OPTION VALUES

                                                                  OPTIONS AT FISCAL     OPTIONS AT FISCAL
                                    SHARES                           YEAR-END(#)         YEAR-END($)(1)
                                  ACQUIRED ON                        -----------         --------------
                                   EXERCISE          VALUE          EXERCISABLE/          EXERCISABLE/
              NAME                    (#)         REALIZED($)       UNEXERCISABLE         UNEXERCISABLE
- --------------------------------  -----------     -----------     -----------------     -----------------
Arthur R. Buckland..............    294,516        3,708,747            749/370,842      14,231/4,619,217
Jacqueline D. Arthur............     48,000          817,000               0/77,000           0/1,420,650
Michael J. Ferrantino...........         --               --              0/120,000           0/1,263,600
Thomas M. Cunneen...............     32,732          594,690          10,000/43,000       190,000/706,890
Michael Mancuso.................         --               --               0/80,000             0/461,200

- ---------------

(1) Based on the fair market value at the fiscal year end less the option exercise price.

EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company has entered into the following employment agreements:

     Arthur R. Buckland. Under an agreement dated September 15, 1993, Mr. Buckland shall serve as President, Chief Executive Officer and a Director of the Company at an annual salary of at least $275,000. Mr. Buckland is also eligible to participate in the Company's management bonus plan. Under the agreement, Mr. Buckland received options to purchase 492,107 shares of Common Stock, one-fifth of which vested upon grant and the rest of which vest in equal annual installments over the following four years. In the event that Mr. Buckland terminates his employment for Good Reason (as defined in his agreement, including a Change in Control) or Mr. Buckland's employment is terminated by the Company without Cause (as defined in the agreement) or because the Company elects not to extend the term of the agreement, the Company shall pay Mr. Buckland for a period of 12 months. Mr. Buckland has agreed not to compete with the Company or solicit customers or employees of the Company for a period of two years following the termination of employment with the Company. The initial term of the agreement expired on September 15, 1995, but was extended and will continue to be extended for one-year periods thereafter unless terminated by either party on 60 days' notice.

     Jacqueline D. Arthur. Under an agreement dated September 5, 1994, Ms. Arthur shall serve as Vice President and Chief Financial Officer of the Company at an annual salary of at least $150,000 per year, subject to increases in the discretion of the Board of Directors. In addition, on February 28, 1995, the Company paid to Ms. Arthur a one time bonus of $25,000. Ms. Arthur is also eligible to participate in any bonus program or equity compensation program adopted by the Board of Directors. Under the agreement, Ms. Arthur received an option to purchase 120,000 shares of Common Stock, one fifth of which vested upon grant and the rest of which vest in equal annual installments over the following four years. In the event that the Company terminates Ms. Arthur's employment agreement without Cause (as defined in the agreement), including an election by the Company not to renew Ms. Arthur's agreement, or Ms. Arthur terminates her employment upon a Change of Control (as defined in the agreement), the Company shall pay Ms. Arthur for a period of 12 months. Ms. Arthur has agreed not to compete with the Company or solicit clients or employees of the Company for a period of one year following the termination of her employment with the Company. This agreement will extend for one-year periods from the anniversary date thereof unless terminated by either party.

     Other Executive Officers. The Company has entered into Employment Agreements (together, the "Management Employment Agreements") with Messrs. Ferrantino, Koppula, Morgan and Mancuso (together, the "Contracting Parties"). The Management Employment Agreements provide that each Contracting Party shall receive a base salary and be entitled to participate in any bonus program implemented by the Company. Each Contracting Party has also been granted options to purchase shares of the Company's Common Stock, such options to vest ratably over a five year period. If a Contracting Party is terminated by the Company without Cause, by the Contracting Party for Good Reason or in the event of a Change of Control (as all such terms are defined in the applicable Management Employment Agreement), the Company is obligated to pay the Contracting Party for up to 12 months.

STOCK PERFORMANCE GRAPH

     The following graph provides a comparison, from the Company's initial public offering on June 21, 1995 through March 31, 1996, of the cumulative total stockholder return (assuming reinvestment of any dividends) among the Company, the Standard & Poor's 500 Index (the "S&P 500 Index") and the NASDAQ Electronic Components Index. Upon written request, the Company will provide any stockholder with a list of the Companies included in the NASDAQ Electronic Components Index. The historical information set forth below is not necessarily indicative of future performance.

                             [PERFORMANCE GRAPH]

                                          6/21/95    3/96
                                          DOLLARS   DOLLARS
                                          -------   -------
C.P. Clare Corporation .................    100       122

S&P 500 ................................    100       121

Nasdaq Electronic Components ...........    100        92


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Objective of the Company's Compensation Program. The Company's executive compensation program is intended to attract, retain and reward executives who are capable of and responsible for leading the Company effectively and continuing its growth. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

     The Company uses a three-pronged approach to its compensation program. First, the executive's base salary is intended to create a competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an annual incentive bonus program for executive officers and certain other members of management under which bonuses are payable based upon the achievement of corporate and individual performance goals which are set in the early part of each fiscal year. Bonuses can be paid in cash or stock. The objective of the annual incentive bonus program is to encourage effective performance relative to current plans and objectives. Finally, the Company utilizes stock options granted under the Stock Option Plan as a long-term incentive for the executive officers. The Company believes that stock options are an important way of aligning management and stockholder interests and retaining effective management. Accordingly, options generally provide for incremental vesting over a five-year period.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Compensation Committee, which is composed of two non-employee directors. At the Board of Director's meeting which most closely coincides with the Company's fiscal year-end, the Chief Executive Officer's bonus, if any, is determined for the past year's performance, his base salary for the following fiscal year is set, and option grants for the officers and other employees may be made. With respect to the compensation of the Chief Executive Officer, the Committee exercises its independent discretion in determining his compensation, subject to review by all of the nonemployee directors. With respect to the compensation of the other executive officers, the Compensation Committee generally relies to a significant extent on Mr. Buckland's recommendations as the Company's Chief Executive Officer which are given in the framework of the Company's overall compensation philosophy.

     Compensation of the Chief Executive Officer. The Compensation Committee considers the Company's financial performance to be a significant determinant in Mr. Buckland's overall compensation package. The Committee considers the Company's sales, earnings and return on capital and the growth thereof, to be the most important performance factors in setting Mr. Buckland's compensation. Along with these corporate performance factors, the directors also consider subjective factors including Mr. Buckland's leadership role and his efforts on behalf of the Company in developing the Company's reputation among both its customer and investor bases during the year. The Committee has set Mr. Buckland's total annual compensation, including that derived from the Company's bonus and option program, at a level it believes to be competitive with other companies in its industry.

     During the 1996 fiscal year Mr. Buckland's annual cash compensation was increased from $275,000 to $315,000. He was awarded a cash bonus of $141,750 that represented 90% of his potential target bonus of 50% of base salary. This amount reflected Mr. Buckland's success at implementing the Company's initial and follow-on public offerings and restructuring the Company. The Committee also granted Mr. Buckland options to purchase 100,000 shares of Common Stock, which vest ratably over a 5 year period and were granted at their fair market value on the date of grant. This award reflected the extraordinary contributions made by Mr. Buckland during a crucial year in the Company's history and was also designed to provide significant long term incentive to Mr. Buckland.

     Compensation of Other Executive Offers. The Company's executive compensation program utilizes several different performance factors in determining the compensation of the Company's other executive officers. Each executive officer's compensation is based upon the achievement of specific individual and Company performance goals. During fiscal 1996 each executive officer's compensation was set at what the committee determined to be competitive levels. Bonuses for 1996 varied, depending on achievement of individual goals. Stock option awards to executive officers will be reviewed by the Committee on an annual basis and will be granted based on merit and long term retention. During fiscal 1996, certain executive officers were granted options in order to encourage long term retention and recognize long-term achievement. In addition, certain executive officers were granted options upon joining the Company.

     Compliance with Internal Revenue Code Section 162 (m). The Securities and Exchange Commission requires that this report comment upon the Company's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended. This section generally limits the deductibility on the Company's tax return of compensation over $1 million to the chief executive officer and any of the named executive officers of the Company unless the compensation is paid pursuant to a plan that is performance-related, non-discretionary and has been approved by the Company's stockholders. The Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted and appropriate while simultaneously providing executives with appropriate rewards for their performance.

                                            Submitted by the Compensation
                                            Committee:


                                            John G. Turner, Chairman
                                            Winston R. Hindle, Jr.

COMPENSATION COMMITTEE INTERLOCKS

     No member of the Compensation Committee is an officer or employee of the Company, and no executive officer of the Company serves on the compensation committee of an entity or serves as a director of an entity, one of whose executive officers serves on the Compensation Committee of the Company or serves as a Director of the Company.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all forms they file in compliance with Section 16(a). To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied, except that the Form 3 required to be filed by Mr. Hindle upon becoming a director of the Company was filed late but was subsequently filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None

                                   PROPOSAL 2
                          APPROVAL OF AMENDMENT TO THE
                      1995 STOCK OPTION AND INCENTIVE PLAN

1995 STOCK OPTION AND INCENTIVE PLAN

     In March 1995, the Company's Board of Directors adopted and in April 1995 the stockholders approved the 1995 Stock Option and Incentive Plan (the "Stock Option Plan"). The Stock Option Plan, as subsequently amended and restated by the Board of Directors, is designed and intended as a performance incentive for officers, employees, consultants and Independent Directors of the Company to promote the financial success and progress of the Company. On March 28, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Stock Option Plan, increasing the total number of shares available for issuance under the Stock Option Plan by 1,000,000 shares. In other respects the Stock Option Plan is unchanged. A copy of the Stock Option Plan which reflects the proposed amendment is attached to this Proxy Statement as Exhibit A. As of March 31, 1996, approximately 1,535 employees and all the Independent Directors were eligible to participate in the Stock Option Plan.

     The Stock Option Plan amended and restated the C.P. Clare Corporation Amended and Restated 1994 Employee, Director and Consultant Stock Option Plan (the "1994 Plan"). The 1994 Plan amended and restated both the Theta-J Corporation 1987 Employee Equity Incentive Plan (the "1987 Plan") and the Theta-J Corporation 1988 Employee Stock Option Plan (the "1988 Plan"). An aggregate of 2,680,000 shares of Common Stock have been previously reserved for issuance under the Stock Option Plan, representing 2,000,000 shares authorized under the 1994 Plan and 680,000 additional shares authorized in connection with the approval of the Stock Option Plan. As of June 30, 1996 options to purchase 1,301,309 shares of Common Stock were outstanding under the Stock Option Plan (including options granted under the 1987 Plan, 1988 Plan and 1994 Plan) at a average exercise price of $15.70 with expiration dates ranging from December 31, 1998 to May 6, 2006. The Board of Directors believes that the additional 1,000,000 shares are necessary for the Company to continue to attract and retain the highly qualified officers and employees necessary for future growth.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN BY 1,000,000 SHARES.

     The following description of certain features of the Stock Option Plan is intended to be a summary only.

     Plan Administration; Eligibility. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). All members of the Committee must be "disinterested persons" as that term is defined under the rules promulgated by the Securities and Exchange Commission and "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

     The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Stock Option Plan. The Committee has delegated authority to the President to grant stock options to certain non-executive employees. The Committee may permit Common Stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Committee may permit dividends or deemed dividends to be credited to the amount of deferrals.

     Persons eligible to participate in the Stock Option Plan are those officers or other employees and consultants of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee. Independent Directors are eligible for certain awards under the Stock Option Plan.

     Stock Options. The Stock Option Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under
Section 422 of the Code ("Incentive Options") and (ii) options that do not so qualify ("Non-Qualified Options"). Only employees of the Company and its subsidiaries may be granted Incentive Options. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options, and may not be less than 85% of the fair market value of the Common Stock on the date of grant in the case of Non-Qualified Options. However, employees participating in the Stock Option Plan may be granted, in the discretion of the Committee, discounted Non-Qualified Options in lieu of cash bonuses. In the case of such grants, the option exercise price must be at least 50% of the fair market value of the Common Stock on the date of grant. Stock options and stock appreciation rights with respect to not more than 1,000,000 shares of Common Stock may be granted to any individual participant in a calendar year.

     The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the Stock Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options (including options granted under predecessor plans) may be accelerated by the Committee.

     Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock already owned by the optionee. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

     At the discretion of the Committee, stock options granted under the Stock Option Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of shares of Common Stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Common Stock on the date the additional stock option is granted) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original stock option.

     To qualify as Incentive Options, options must meet additional federal tax requirements, including limits on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Stock Options Granted to Independent Directors. The Stock Option Plan provides for the automatic grant of Non-Qualified Options to Independent Directors. See "Election of Directors -- Compensation of Directors."

     Stock Appreciation Rights. The Committee may award a stock appreciation right ("SAR") either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of freestanding SAR, the price per share specified in such right, which price may not be less than 85% of the fair market value of the Common Stock on the date of grant) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

     Restricted Stock. The Committee may award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the recipients will forfeit their awards of Restricted Stock. Restricted Stock may be issued in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to the recipient.

     Unrestricted Stock. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions ("Unrestricted Stock"). Unrestricted Stock may be issued in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to the recipient.

     An employee, subject to consent of the Committee, may, pursuant to an irrevocable election, receive a portion of his compensation in Unrestricted Stock (valued at fair market value on the date the cash compensation would otherwise be paid).

     An Independent Director may, pursuant to an irrevocable written election at least six months before directors' fees would otherwise be paid, receive all or a portion of such fees in Unrestricted Stock, valued at fair market value on the date the Directors' fees would otherwise be paid. In certain instances, an Independent Director may, pursuant to an irrevocable written election, also elect to defer a portion of his directors' fees payable in the form of Unrestricted Stock, in accordance with such rules and procedures as may from time to time be established by the Company. During the period of deferral, the deferred Unrestricted Stock would receive dividend equivalent rights.

     Performance Share Awards. The Committee may also grant performance share awards entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and such other conditions as the Committee shall determine ("Performance Share Award").

     Dividend Equivalent Rights. The Committee may grant dividend equivalent rights, which give the recipient the right to receive credits for dividends that would be paid if the grantee had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the Stock Option Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company's dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

     Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments of outstanding options and SARs, or may terminate all unexercised options and SARs with or without payment of cash consideration.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the Stock Option Plan and the Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, amendments to the Stock Option Plan shall be subject to approval by the Company's stockholders if and to the extent required by the Securities Exchange Act of 1934, as amended (the "1934 Act"), to ensure that awards granted under the Stock Option Plan are exempt under Rule 16b-3 promulgated under the 1934 Act, or required by the Code to preserve the qualified status of Incentive Options.

     Change of Control Provisions. The Stock Option Plan provides that in the event of a "Change of Control" (as defined in the Stock Option Plan) of the Company, all stock options and stock appreciation rights granted under the Stock Option Plan shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

STOCK OPTION PLAN BENEFITS

     The following table sets forth the number of stock options that will be granted to the Independent Directors in fiscal 1997. Other officers and employees of the Company may receive stock options or other awards under the Stock Option Plan, however, no such awards have been approved at this time.
Therefore, it is not possible to state the total number of employees who may be selected to receive awards or the number of shares that may be subject to such awards.

                                                                                    NUMBER OF
    NAME AND POSITION                                                               OPTIONS(1)
    -----------------                                                               ---------
Winston R. Hindle, Jr., Director..................................................     5,000
James K. Sims, Director...........................................................     5,000
Clemente C. Tiampo, Director......................................................     5,000
John G. Turner, Director..........................................................     5,000
Executive Group (6 persons).......................................................         0
Non-Executive Director Group (4 persons)..........................................    20,000
Non-Executive Officer Employee Group (1,529 persons)..............................         0

- ---------------

(1) Options granted to Independent Directors will be granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and are exercisable in full on year from the date of grant.


                                 OTHER MATTERS

PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of Common Stock for each person who the Company believes to be the beneficial owner of more than 5% of the Company's Common Stock on June 30, 1996. All such information was provided by the stockholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

                                                                  NUMBER OF
                 NAME AND BUSINESS ADDRESS                          SHARES              PERCENT OF
                    OF BENEFICIAL OWNERS                      BENEFICIALLY OWNED       ALL SHARES(*)
                 -------------------------                    ------------------       -------------
Fred Alger Management, Inc.(1)
Fred M. Alger III
75 Maiden Lane, New York, NY 10038..........................        539,700                 6.1%
The TCW Group, Inc.(2)
865 South Figueroa Street
Los Angeles, CA 90017.......................................        671,800                 7.5%
The Kaufmann Fund(3)
140 East 45th Street
New York, NY 10017..........................................        500,000                 5.6%
Gardiner Lewis Asset Management(4)
285 Wilmington -- West Chester Pike
Chadds Ford, PA 19317.......................................        456,500                 5.1%

- ---------------

 *  As of June 30, 1996 there were 8,904,960 shares of Common Stock outstanding.

(1) Information received from stockholder as filed on Schedule 13G with the Securities and Exchange Commission on January 18, 1996.

(2) Information received from stockholder as filed on Schedule 13G with the Securities and Exchange Commission on February 13, 1996.

(3) Information received from stockholder as filed on Schedule 13G with the Securities and Exchange Commission on February 9, 1996.

(4) Information received from stockholder as filed on Schedule 13G with the Securities and Exchange Commission on February 10, 1996.


INDEPENDENT AUDITORS

     The accounting firm of Arthur Andersen LLP serves as the Company's independent public accountants. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company may engage a proxy solicitation firm to assist in the solicitation of proxies. The Company expects to pay less than $10,000 if it does hire such firm.

     The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

     Stockholder proposals submitted pursuant to 1934 Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 1997 annual meeting of stockholders must be received in writing by the Company by April 3, 1997. Such proposals must also comply with the requirements as to form and substance established by the Securities and Exchange Commission if such proposals are to be included in the proxy statement and form of proxy. Any such proposals should be mailed to: C.P. Clare Corporation, 430 Bedford Street, Lexington, MA 02173, Attn: Clerk.

     Stockholder proposals to be presented at the 1997 annual meeting of stockholders, other than stockholder proposals submitted pursuant to 1934 Act Rule 14a-8, must be received in writing by the Company not earlier than May 20, 1997 or later than July 4, 1997, unless the 1997 annual meeting of stockholders is scheduled to take place before August 18, 1997 or after November 16, 1997. The Company's Bylaws provide that any stockholder wishing to nominate a director or have a stockholder proposal, other than a stockholder proposal submitted pursuant to 1934 Act Rule 14a-8, considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Bylaws, to the Company not less than 75 days nor more than 120 days prior to the anniversary of the immediately preceding annual meeting of stockholders (the "Anniversary Date"); provided, however, that in the event that the annual meeting is scheduled to be held more than 30 calendar days prior to or more than 60 calendar days after the Anniversary Date, such nominations or proposals must be delivered to the Company not later than the later of 75 calendar days prior or 15 calendar days after the date on which public announcement of the date of such meeting is first made. Any such proposals should be mailed to: C.P. Clare Corporation, 430 Bedford Street, Lexington, MA 02173, Attn: Clerk.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                                                       EXHIBIT A
                                                                       ---------

                              CP CLARE CORPORATION
                      1995 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the CP CLARE CORPORATION 1995 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, consultants and Directors of CP CLARE CORPORATION (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     This Plan supersedes, amends and restates the CP Clare Corporation Amended and Restated 1994 Employee, Director and Consultant Stock Option Plan (the "1994 Plan"), subject to Section 2(d) below.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

     "Board" means the Board of Directors of the Company.

     "Cause" means the occurrence of one or more of the following: (i) employee or Independent Director is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) employee or Independent Director engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by employee or Independent Director involving malfeasance or negligence in the performance of employee's or Independent Director's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by employee or Independent Director within 30 days after written notice from the Company of any such act or omission, (iv) failure by employee to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by employee within 30 days after written notice from the Company of such failure, or (v) material breach by employee of his noncompetition agreement with the Company, if any, as determined by the Board in good faith in its sole discretion.

     "Change of Control" is defined in Section 15.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Disability" means an employee's inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the employee's mental or physical disability, as determined by the Committee in good faith in its sole discretion.

     "Disinterested Person" means an Independent Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under said Rule.

     "Dividend Equivalent Right" means Awards granted pursuant to Section 10.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

     "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the NASDAQ National Market or, if applicable, any other national stock exchange on which the Stock is traded or if the Stock is not traded on a national exchange, the fair market value of the Stock as determined by the Board or the Committee in good faith; provided, however, that "Fair Market Value" on the effective date of the Company's initial public offering shall be the offering price to the public on such date.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means Awards granted pursuant to Section 9.

     "Restricted Stock Award" means Awards granted pursuant to Section 7.

     "Retirement" means the employee's termination of employment with the Company and its Subsidiaries after attainment of the age and/or service requirements to qualify for early or normal retirement under the Company's qualified retirement plan.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" means Awards granted pursuant to Section 6.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Unrestricted Stock Award" means Awards granted pursuant to Section 8.

SECTION 2. ADMINISTRATION OF PLAN; AUTHORITY TO SELECT PARTICIPANTS AND
           DETERMINE AWARDS

     (a) COMMITTEE. The Plan shall be administered by all of the Independent Director members of the Compensation Committee of the Board, or any other committee of not less than two Independent Directors performing similar functions, as appointed by the Board from time to time (the "Committee"). Each member of the Committee shall be a Disinterested Person and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers, other employees and consultants of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(iii), to extend the period in which Stock Options may be exercised;

          (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

     (c) DELEGATION OF AUTHORITY TO GRANT OPTIONS. The Committee may, in its sole discretion, delegate to the President and Chief Executive Officer of the Company power and authority, under Section 2(b) (including paragraphs (i) through (iv) thereof) and Section 5, to grant Options to employees of the Company effective on the first day of the employee's employment with the Company; provided, however, that no such grant shall be made to an employee who is subject to the reporting requirements of Section 16 of the Act; and provided further that the power and authority delegated hereunder shall not include any power and authority conferred by paragraphs (v) through (viii) of Section 2(b) or by Section 14 or any power and authority under Section 5 to alter the rights of the employee or otherwise exercise discretion with respect to the Option after the grant date. The power and authority delegated hereunder shall be subject to such additional limitations as the Committee may specify.

     (d) PRIOR GRANTS UNDER 1994 PLAN. Options granted to an optionee under the 1994 Plan (or its predecessors) shall not be subject to any terms in this Plan that would be deemed to modify, extend or renew such option within the meaning of Section 424(h) of the Code.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,680,000 shares which represents the total of (i) 2,000,000 shares authorized under the 1994 Plan, (ii) 680,000 additional shares authorized in connection with the approval of this Plan and
(iii) 1,000,000 additional shares authorized on March 28, 1996. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to not more than 1,000,000 shares of Stock may be granted to any one individual participant during any calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in shares of Stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares of Stock shall no longer be available under the Plan.

     (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

     (c) MERGERS. In the event a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options and Stock Appreciation Rights: (i) provide that such Stock Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options and Stock Appreciation Rights will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and/or
(iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights in exchange for the termination of such Stock Options and Stock Appreciation Rights.

     (d) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees and consultants of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY

     Participants in the Plan will be such full or part-time officers and other employees and consultants of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion, or by the President and Chief Executive Officer of the Company pursuant to authority delegated under Section 2(c). Independent Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(c) and Section 8 below.

SECTION 5.  STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Committee (or, if granted pursuant to authority delegated under Section 2(c), the President and Chief Executive Officer) may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or NonQualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after March 12, 2005.

     (a) Stock Options Granted to Employees. The Committee in its discretion may grant Stock Options to eligible employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) EXERCISE PRICE. the exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85% of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options. Notwithstanding the foregoing, with respect to Non-Qualified Stock Options which are granted in lieu of cash bonus, the exercise price per share shall not be less than 50% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
     Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

          (ii) GRANT OF DISCOUNT OPTIONS IN LIEU OF CASH BONUS. In the sole discretion of the Committee, an employee may be granted a Non-Qualified Stock Option in lieu of cash bonus, or any portion thereof, to which he may become entitled pursuant to any other plan of the Company. The exercise price per share shall be determined by the Committee but shall not be less than 50% of the Fair Market Value of the Stock on the date the Stock Option is granted. The number of shares of Stock subject to the Stock Option shall be determined by dividing the amount of the bonus to be paid pursuant to this Section 5(a)(ii) by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per Stock Option. The Stock Option shall be granted for whole number of shares so determined; the value of any fractional share shall be paid in cash.

          (iii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iv) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (v) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (vi) TERMINATION BY REASON OF DEATH. Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of death shall become fully exercisable and may thereafter be exercised by the legal representative or legatee of the optionee, for a period of 12 months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

          (vii) Termination by Reason of Disability.
                ------------------------------------

             (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of Disability shall become fully exercisable and may thereafter be exercised, for a period of 12 months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (B) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability.

             (C) The death of an optionee during the period provided in this
        Section 5(a)(vii) for the exercise of a Stock Option shall extend such period for six months (or for such longer period as the Committee shall specify at any time) from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (viii) Termination by Reason of Retirement.
                 ------------------------------------

             (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 12 months (or such other period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (B) The death of an optionee during a period provided in this
        Section 5(a)(viii) for the exercise of a Stock Option shall extend such period for six months (or for such longer period as the Committee shall specify at any time) from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (ix) TERMINATION FOR CAUSE. If any optionee's employment by the Company and its Subsidiaries is terminated for Cause, any Stock Option held by such optionee, including any Stock Option that is immediately exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (x) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (xi) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

     (c) Stock Options Granted to Independent Directors.
         -----------------------------------------------

          (i) Automatic Grant of Options.
              ---------------------------

             (A) Each Independent Director shall be granted on the effective date of the Company's initial public offering a Non-Qualified Stock Option to acquire 10,000 shares of Stock.

             (B) Each Independent Director who is first elected to serve as a Director after the effective date of the Company's initial public offering shall be granted, on the fifth business day after his election, a Non-Qualified Stock Option to acquire 10,000 shares of Stock.

             (C) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the annual meeting following the grant of a Stock Option to the Independent Director pursuant to (A) or (B) above, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 5,000 shares of Stock.

             (D) The exercise price per share for the Stock covered by any Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

          (ii) Exercise; Termination; Non-transferability.
               -------------------------------------------

             (A) Subject to the provisions of Section 15, each Option granted under Section 5(c) shall become exercisable one year after the date of grant or upon the death of the Optionee, if sooner, provided that the Optionee has been a Director throughout such period. An Option granted under Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

             (B) If an Independent Director ceases to be a Director for any reason other than Cause or death, an Option granted under this Section 5(c) may thereafter be exercised, if it is exercisable in accordance with Section 5(c)(ii)(A) above, for a period of six months from the date such optionee ceases to be a Director of the Company or until the specified expiration date, if earlier. If the optionee ceases to be a Director for Cause, all rights in an Option granted under this Section 5(c) shall terminate immediately on the date on which he ceases to be a Director.

             (C) No Stock Option granted under this Section 5(c) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable during the optionee's lifetime only by the optionee. Any Option granted to an Independent Director and exercisable on the date of his death in accordance with Section 5(c)(ii)(A), may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the option, if earlier.

             (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(v). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iii) LIMITED TO INDEPENDENT DIRECTORS. The provisions of this Section 5(c) shall apply only to Options granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Independent Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Independent Directors respecting Options granted or to be granted to Independent Directors. The provisions of this Section 5(c) which affect the price, date of exercisability, option period or amount of shares of Stock under an Option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

     (d) STOCK OPTIONS GRANTED TO CONSULTANTS. The Committee in its discretion may grant Non-Qualified Stock Options to eligible consultants of the Company or any Subsidiary, on such terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable; provided, however, that (i) the exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(d) shall not be less than 85% of the Fair Market Value on the date of grant, (ii) the method of exercise of such Stock Option shall be limited to one or more of the methods described in Section 5(a)(v) hereof, and (iii) such Stock Option shall not include a "reload" feature as described in Section 5(b) hereof or any similar feature.

     (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners.

     (f) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price per Stock Appreciation Right set by the Committee at the time of grant, which price shall not be less than 85% of the Fair Market Value of the Stock on the date of grant (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to any eligible employee or consultant of the Company or any Subsidiary by the Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

     (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

          (iii) Stock Appreciation Rights granted in tandem with an Option shall be transferable only when and to the extent that the underlying Option would be transferable. Stock Appreciation Rights not granted in tandem with a Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

          (iv) No Stock Appreciation Right may be exercised for a period of six months after the date of grant.

     (d) RULES RELATING TO EXERCISE. In the case of a participant subject to the restrictions of Section 16(b) of the Act, no Stock Appreciation Right (as referred to in Rule 16b-3(e) or any successor rule under the Act) shall be exercised except in compliance with any applicable requirements of Rule 16b-3 or any successor rule. If a full or partial settlement in cash would result, (i) such a participant may not exercise a Stock Appreciation Right or any related Stock Option during the first six months of the term of the Stock Appreciation Right or Option to be exercised; and (ii) such a participant may exercise a Stock Appreciation Right only either: (A) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, unless a different period is specified by Rule 16b-3(e) or any successor rule under the Act; (B) pursuant to an irrevocable election to exercise made at least six months in advance of the effective date of the election, which election shall be subject to the consent or disapproval of the Committee; or (C) pursuant to an election to exercise incident to death, Retirement, Disability or termination of employment. Notwithstanding the foregoing, Section 6(e)(ii)(A) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the exercise and has filed all reports and statements required to be filed pursuant to that Section for a year.

SECTION 7.  RESTRICTED STOCK AWARDS

     (a) NATURE OF RESTRICTED STOCK AWARDS. The Committee may grant Restricted Stock Awards to any eligible employee or consultant of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. Restricted Stock Awards may be granted or sold as described in the preceding sentences in respect of past services or other valid consideration, or in lieu of any cash compensation due to the recipient.

     (b) ACCEPTANCE OF AWARD. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock Award in such form as the Committee shall determine.

     (c) RIGHTS AS A STOCKHOLDER. Upon complying with Section 7(b) above, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in
Section 7(e) below.

     (d) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. In the case of Restricted Stock granted to an employee, if the participant's employment by the Company and its Subsidiaries terminates for any reason other than death or Disability, the Company shall have the right, at the discretion of the Committee, to repurchase Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award). Restricted Stock granted to a consultant shall be subject to such repurchase and forfeiture provisions as the Committee shall specify at the time of grant.

     (e) VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." A participant whose employment is terminated for reason of death or Disability shall become fully vested on his termination date in any Restricted Stock he received as an employee to the extent such vesting is otherwise contingent only on continued service with the Company. Where vesting is contingent on attainment of pre-established performance goals, the vesting of Restricted Stock in the case of death or Disability shall remain dependent on the attainment of such goals and shall be determined as of such date or dates specified by the Committee.

     (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.  UNRESTRICTED STOCK AWARDS

     (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any eligible employee or consultant of the Company or any Subsidiary, pursuant to which the recipient may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to the recipient.

     (b) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF COMPENSATION. Upon the request of an eligible employee of the Company or any Subsidiary and with the consent of the Committee, such employee may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to such employee in the form of shares of Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). With respect to any employee who is subject to Section 16 of the Act, such irrevocable election shall become effective no earlier than six months and one day following the date of such election and the revocation of such election shall be effective six months and one day following the date of the revocation.

     (c) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF DIRECTOR FEES. Each Independent Director may, pursuant to an irrevocable written election delivered to the Company, receive all or a portion of such Independent Director's director fees in shares of Unrestricted Stock (valued at Fair Market Value on the date or dates that the director fees would otherwise be paid in cash). Such election shall be effective no earlier than six months and one day following the date of such election. Any revocation of such election shall be effective six months and one day following the date of the revocation.

     (d) DEFERRAL OF AWARDS. Each Independent Director who has made an election to receive shares of Unrestricted Stock under Section 8(c) above will have the right to defer receipt of up to 100% of such shares of Unrestricted Stock payable to such Independent Director in accordance with such rules and procedures as may from time to time be established by the Company for that purpose, and such election shall be effective on the later of the date six months and one day from the date of such election or the beginning of the next calendar year. The deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Stock.

     (e) RESTRICTIONS ON TRANSFERS. The right to receive Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9.  PERFORMANCE SHARE AWARDS

     (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any eligible employee or consultant of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) RESTRICTIONS ON TRANSFER. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) RIGHTS AS A SHAREHOLDER. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

     (d) TERMINATION. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or other business relationship in respect of which the Awards were granted), a participant's rights in all Performance Share Awards shall automatically terminate upon the termination of the participant's employment by (or such other business relationship with) the Company and its Subsidiaries for any reason.

     (e) ACCELERATION, WAIVER, ETC. At any time prior to the termination of the participant's employment by the Company and its Subsidiaries (or other business relationship with the Company and its Subsidiaries in respect of which the Award was granted), the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.  DIVIDEND EQUIVALENT RIGHTS

     (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to an eligible employee or consultant, as a component of another award or as a freestanding award. A Dividend Equivalent Right may also be granted to an Independent Director pursuant to
Section 8(d). The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another award may also contain terms and conditions different from such other award.

     (b) INTEREST EQUIVALENTS. Any award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 11.  TAX WITHHOLDING

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) PAYMENT IN STOCK. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to
Section 16 of the Act, the following additional restrictions shall apply:

          (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 11(b) shall be made either
     (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

          (B) such election shall be irrevocable;

          (C) such election shall be subject to the consent or disapproval of the Committee; and

          (D) the Stock withheld to satisfy tax withholding must pertain to an Award which has been held by the participant for at least six months from the date of grant of the Award.

Notwithstanding the foregoing, the first sentence of Section 11(b)(A) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.

SECTION 12.  TRANSFER, LEAVE OF ABSENCE, ETC

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.  AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

SECTION 14.  STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15.  CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 15:

     (a) Each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

     (b) Each Restricted Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Committee in connection with such Award.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of either
     (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of an acquisition of securities directly from the Company); or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 60% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
     (B) any sale, lease, exchange or
     other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 50% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 50% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or
(y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 16.  GENERAL PROVISIONS

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17.  EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon approval by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. The Plan was adopted by the Board of Directors of the Corporation in March 1995 and approved by the Stockholders in April 1995. The Plan was amended and restated as of May 19, 1995 and October 2, 1995. The plan was amended as of March 28, 1996, subject to shareholder approval.

SECTION 18.  GOVERNING LAW

     This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.

                             C.P. CLARE CORPORATION
                               430 BEDFORD STREET
                         LEXINGTON, MASSACHUSETTS 02173

               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 17, 1996

The undersigned hereby appoints, Arthur R. Buckland, Jacqueline D. Arthur and Lori M. Henderson, and all or any of them, with full power of substitution, as proxies and attorneys in fact, to vote and act at the Annual Meeting (the "Annual Meeting") of Stockholders of C.P. Clare Corporation (the "Company"), to be held September 17, 1996 at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts and at any adjournment thereof, in respect of all shares of Common Stock, par value $.01 per share, of the Company with respect to which the undersigned would be entitled to vote and act if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and hereby directs said proxies, or their substitutes, to vote and act on the following matters set forth in such Notice and Proxy Statement as specified by the undersigned. You may revoke this Proxy by submitting a proxy bearing a later date or by voting in person if you attend the Annual Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF C.P. CLARE CORPORATION AND WILL BE VOTED AS DIRECTED. IF NO CHOICE IS INDICATED, IT WILL BE VOTED "FOR" ALL ITEMS AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THIS ANNUAL MEETING.

- ------------------------------------------------------------------------------
  PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE
- ------------------------------------------------------------------------------

     Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESSED CHANGED?                   DO YOU HAVE ANY COMMENTS?

- ------------------------------                -----------------------------

- ------------------------------                -----------------------------

- ------------------------------                -----------------------------



/ /  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                                                           With-   For All
                                                     For   hold    Except                                     For  Against  Abstain
1. TO ELECT TWO CLASS I DIRECTORS TO SERVE UNTIL    / /    / /     / /     2. APPROVE THE AMENDMENT TO THE    / /  / /      / /
   THE 1999 ANNUAL MEETING OF STOCKHOLDERS.                                   COMPANY'S 1995 STOCK OPTION
                                                                              AND INCENTIVE PLAN TO INCREASE
                                                                              THE NUMBER OF SHARES ISSUABLE
                                                                              UNDER THE PLAN BY 1,000,000.
             WINSTON R. HINDLE, JR.
             CLEMENTE C. TIAMPO

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                        3. IN THEIR DISCRETION, SUCH OTHER / /  / /      / /
INDIVIDUAL NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX                          MATTERS AS MAY PROPERLY COME
AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.                                 BEFORE THE MEETING OR ANY
                                                                              ADJOURNMENT THEREOF.
     RECORD DATE SHARES:




   Please be sure to sign and date this Proxy              DATE
   ----------------------------------------------------------------------------


   ------------------------                             -----------------------
   STOCKHOLDER SIGN HERE                                  CO-OWNER SIGN HERE
   ----------------------------------------------------------------------------

                                                                           MARK BOX AT RIGHT IF COMMENTS OR ADDRESS          / /
                                                                           CHANGE HAVE BEEN NOTED ON THE RESERVE OF
                                                                           THIS CARD.



DETACH CARD

                             C.P. CLARE CORPORATION

      Dear Stockholder:

      Please take note of the important information enclosed with this Proxy Card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the proxy materials enclosed with this card.

      Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the boxes on the Proxy Card to indicate how your shares shall be voted. Then sign the card, detach it and return the card in the enclosed postage paid envelope.

      Your vote must be received prior to the Annual Meeting of Stockholders, September 17, 1996.

      Thank you in advance for your prompt consideration of these matters.

      Sincerely,

      C.P. Clare Corporation